UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Liberated Syndication, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 3, 2021 (the “Closing Date”), Liberated Syndication, Inc., a Nevada corporation (the “Company”) consummated the transactions contemplated by the Membership Interest Purchase Agreement (as amended, the “MIPA”), by and among the Company, AdvertiseCast, LLC, a Wisconsin limited liability company (“AdvertiseCast”), the members of AdvertiseCast (the “Members”), Dave Hanley, and Trevr Smithlin, as Member Representative (the “Member Representative”), and AdvertiseCast became a wholly-owned subsidiary of the Company. Under the MIPA, on the Closing Date, the Company acquired AdvertiseCast for a purchase price comprising $19.125 million in cash (subject to adjustments as provided for in the MIPA for cash, working capital, expenses and indebtedness) and 2,083,334 shares of the Company’s common stock (“Common Stock”) (subject to claw-back as provided for in the MIPA). At the closing (the “Closing”), the Company entered into Amendment No. 1 to Membership Interest Purchase Agreement (the “MIPA Amendment”) with AdvertiseCast, the Members, Dave Hanley and the Member Representative, under which, among other things, the Company and the Members made certain adjustments to the potential earn out distributions.

Simultaneous with the Closing, the Company closed the transactions contemplated by the Stock Purchase Agreement, dated March 29, 2021, by and between the Company and the purchasers set forth therein (the “Purchasers”), as amended, pursuant to which the Company sold to the Purchasers an aggregate of 6,633,338 shares of Common Stock for a purchase price of $3.75 per share, resulting in an aggregate purchase price of $24.875 million.

The Common Stock was offered and sold under the MIPA and the Stock Purchase Agreement in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

On May 31, 2021, prior to the Closing, the Company entered into Amendment No. 1 to Stock Purchase Agreement (the “SPA Amendment”) with the Purchasers, pursuant to which, among other things, the Company and the Purchasers agreed to extend the termination date to July 11, 2021.

Under the MIPA and Stock Purchase Agreement, the Company also entered into a registration rights agreement with each of (i) the Members (the “AdvertiseCast Registration Rights Agreement”), and (ii) the Purchasers (the “PIPE Registration Rights Agreement”). Under the AdvertiseCast Registration Rights Agreement, among other things, holders of registrable securities may demand that the Company file within 30 days (but not sooner than August 15, 2021) and use commercially reasonable efforts to cause to be declared effective as soon as practicable thereafter, a registration statement covering the resale of all the registrable securities. Under the PIPE Registration Rights Agreement, among other things, the Company agreed to file a registration statement covering all registrable securities no later than August 16, 2021 and use its commercially reasonable efforts to cause such registration statement to become effective on or as soon as practicable after its filing but no later than December 15, 2021. Pursuant to the PIPE Registration Rights Agreement, the Company’s failure to file such registration statement, have such registration statement declared effective or maintain such registration statement’s effectiveness is subject to liquidated damages as set forth therein.

Furthermore, on June 4, 2021, the Company entered into an amendment to its loan agreement (the “Loan Agreement Amendment”), by and among the Company, Webmayhem, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of the Company (“Webmayhem”), pair Networks, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of the Company (“pair”, and together with the Company and Webmayhem, the “Borrowers”), and First Commonwealth Bank, a Pennsylvania bank and trust company (“FCB”). Among other things, the Loan Agreement Amendment provides for (i) the guarantee of the obligations of the Borrowers by AdvertiseCast, (ii) FCB receiving a security interest in certain assets of AdvertiseCast, and (iii) each of the Borrowers reaffirming the liens, security interests, and confession of judgment provisions previously granted by them to FCB.

The foregoing descriptions of the MIPA Amendment, SPA Amendment, AdvertiseCast Registration Rights Agreement, PIPE Registration Rights Agreement and the Loan Agreement Amendment are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The MIPA Amendment, SPA Amendment, AdvertiseCast Registration Rights Agreement, PIPE Registration Rights Agreement and the Loan Agreement Amendment have been attached as an exhibit to this report to provide investors and security holders with information regarding their terms. It is not intended to provide any other information about the Company, AdvertiseCast or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, are solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the respective parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto, respectively, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, AdvertiseCast or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the respective dates of thereof, which subsequent information may or may not be fully reflected in public disclosures by the Company, AdvertiseCast or their subsidiaries or affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on June 7, 2021 announcing the Closing.

The information under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transactions. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the integration of AdvertiseCast; the financial performance of AdvertiseCast; potential adverse reactions or changes to business or employee relationships; the possibility that the anticipated operating results and other benefits of the acquisition of AdvertiseCast are not realized when expected or at all; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent periodic and current Securities and Exchange Commission filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information. The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Number	Description
2.1
Amendment No. 1 to Membership Interest Purchase Agreement, dated June 3, 2021, by and among Liberated Syndication Inc., AdvertiseCast, LLC, the members of AdvertiseCast, LLC, Dave Hanley, and Trevr Smithlin, as Member Representative.*

10.1	Amendment No. 1 to Stock Purchase Agreement, dated May 31, 2021, by and among Liberated Syndication, Inc. and the purchasers set forth therein.
10.2	Registration Rights Agreement, dated June 3, 2021, by and between Liberated Syndication, Inc. and the holders set forth therein.*
10.3	Registration Rights Agreement, dated June 3, 2021, by and among Liberated Syndication, Inc., Trevr Smithlin and Techwhale, LLC.
10.4	First Amendment to Loan Agreement and Reaffirmation, dated June 4, 2021, by and among Liberated Syndication, Inc., Webmayhem, Inc., and pair Networks, Inc. and First Commonwealth Bank.*
99.1	Press Release, dated June 7, 2021.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION, INC.

Date: June 7, 2021	By:	/s/ Laurie Ann Sims
Name: Laurie Ann Sims Title: President and COO